                                                                  EXHIBIT 20

                           AMERICAN HONDA FINANCE CORPORATION
            MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                              04/01/99  through  04/30/99

                                                                                                           (REVISED)
I. ORIGINAL DEAL PARAMETER INPUTS
     (A) Total Portfolio Balance                                                                        $729,507,751.69
     (B) Total Securities Balance                                                                       $729,507,751.69
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                  $179,424,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                               24.60%
         (iii) Class A-1 Notes Rate                                                                               4.974%
         (iv)  Class A-1 Notes Accrual Basis                                                                 Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                  $195,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                               26.73%
         (iii) Class A-2 Notes Rate                                                                               5.186%
         (iv)  Class A-2 Notes Accrual Basis                                                                 Actual/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                  $208,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                28.51%
         (iii) Class A-3 Notes Rate                                                                               5.300%
         (iv)  Class A-3 Notes Accrual Basis                                                                     30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                  $110,608,000.00
         (ii)  Class A-4 Notes Percentage (E(i)/B)                                                                15.16%
         (iii) Class A-4 Notes Rate                                                                               5.350%
         (iv)  Class A-4 Notes Accrual Basis                                                                     30/360
     (G) Certificates
         (i)   Certificates Balance                                                                      $36,475,751.69
         (ii)  Certificates Percentage (G(i)/B)                                                                    5.00%
         (iii) Certificates Rate                                                                                  5.350%
         (iv)  Certificates Accrual Basis                                                                        30/360
     (H) Servicing Fee Rate                                                                                        1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                                       7.03%
         (ii)  Weighted Average Original Maturity (WAOM)                                                          53.38 months
         (iii) Weighted Average Remaining Maturity (WAM)                                                          47.86 months
         (iv)  Number of Receivables                                                                             58,899
     (J) Reserve Account
         (i)   Reserve Account Initial Deposit Percentage                                                          0.75%
         (ii)  Reserve Account Initial Deposit                                                            $5,471,308.14
         (iii) Specified Reserve Account Balance (lesser of I(iii)(a or b or c) if 2.25% loss and delinquency triggers not hit - otherwise greater of I(iii)(a or b or c))
            (a) Percent of Original Securities Balance                                                             0.75%
            (b) Trigger Percent of Remaining Securities Balance                                                    2.25%
            (c) Remaining Securities Balance                                                                     100.00%
     (K) Yield Supplement Account Deposit                                                                $11,124,729.26

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
     (A) Total Portfolio Balance                                                                        $662,215,914.54
     (B) Total Securities Balance                                                                       $662,215,914.54
     (C) Cumulative Note and Certificate Pool Factor                                                          0.9077572
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                  $112,132,162.85
         (ii)  Class A-1 Notes Pool Factor                                                                    0.6249563
         (iii) Class A-1 Notes Interest Carryover Shortfall                                                       $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                                      $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                  $195,000,000.00
         (ii)  Class A-2 Notes Pool Factor                                                                    1.0000000
         (iii) Class A-2 Notes Interest Carryover Shortfall                                                       $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                                      $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                  $208,000,000.00
         (ii)  Class A-3 Notes Pool Factor                                                                    1.0000000
         (iii) Class A-3 Notes Interest Carryover Shortfall                                                       $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                                      $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                  $110,608,000.00
         (ii)  Class A-4 Notes Pool Factor                                                                    1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                                       $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                                      $0.00
     (H) Certificates
         (i)   Certificates Balance                                                                      $36,475,751.69
         (ii)  Certificates Pool Factor                                                                       1.0000000
         (iii) Certificates Interest Carryover Shortfall                                                          $0.00
         (iv)  Certificates Principal Carryover Shortfall                                                         $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                                            $0.00
     (J) End of Prior Month Account Balances

                           AMERICAN HONDA FINANCE CORPORATION
            MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                              04/01/99  through  04/30/99

         (i)   Reserve Account                                                                            $5,471,308.14
         (ii)  Yield Supplement Account                                                                   $9,649,655.66
         (iii) Payahead Account                                                                           $1,330,752.58
         (iv)  Advances Outstanding                                                                         $445,521.81
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                       7.01%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                          45.23 months
         (iii) Number of Receivables                                                                             56,844

III. MONTHLY INPUTS FROM THE MAINFRAME
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                            $3,229,148.84
         (ii)  Prepayments in Full                                                                        $1,482,411.59
         (iii) Prepayments in Full due to Repurchases                                                             $0.00
     (B) Precomputed Contracts Total Collections                                                          $5,492,200.67
     (C) Precomputed Interest Receivables Interest (B-A((i)+(ii)+(iii)))                                    $780,640.24
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                      16,088,367.32
         (ii)  Prepayments in Full                                                                                $0.00
         (iii) Repurchased Receivables Related to Principal                                                       $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                                $2,980,447.04
     (F) Payment Advance for Precomputes
         (i) Reimbursement of Previous Advances                                                             $169,387.24
         (ii) Current Advance Amount                                                                        $186,644.83
     (G) Interest Advance for simple Interest - Net                                                               $0.00
     (H) Payahead Account
         (i)  Payments Applied                                                                              $248,045.82
         (ii) Additional Payaheads                                                                          $367,458.24
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                       7.01%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                          44.37 months
         (iii) Remaining Number of Receivables                                                                   55,955

     (J) Delinquent Receivables                                     # Units              Dollar Amount
                                                                -------------       ------------------------
         (i)  30-59 Days Delinquent                             255     0.46%       $2,682,121.00      0.42%
         (ii) 60-89 Days Delinquent                              32     0.06%         $444,249.00      0.07%
         (ii) 90 Days or More Delinquent                         13     0.02%         $160,179.00      0.02%
     (K) Vehicles Repossessed During Collection Period           29     0.05%         $421,250.50      0.07%
     (L) Total Accumulated Repossessed Vehicles in Inventory     56     0.10%         $751,664.32      0.12%

IV. INPUTS DERIVED FROM OTHER SOURCES
     (A) Collection Account Investment Income                                                                     $0.00
     (B) Reserve Account Investment Income                                                                   $20,793.32
     (C) Yield Supplement Account Investment Income                                                          $36,672.27
     (D) Trust Fees Expense                                                                                       $0.00
     (E) Aggregate Net Losses for Collection Period                                                         $236,511.47
     (F) Liquidated Receivables Information
         (i)  Gross Principal Balance on Liquidated Receivables                                              413,383.62
         (ii) Liquidation Proceeds                                                                           173,933.81
         (ii) Recoveries from Prior Month Charge Offs                                                         $2,938.34
     (G) Days in Accrual Period                                                                                      32
     (H) Deal age                                                                                                     4

                                               MONTHLY COLLECTIONS

V. INTEREST COLLECTIONS
     (A) Total Interest Collections  (III(C+E(i)+G)                                                       $3,778,344.87

VI. PRINCIPAL COLLECTIONS
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                      $20,799,927.75
     (B) Liquidation Proceeds  (IV(H(i)))                                                                    173,933.81
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                      0.00
     (D) Recoveries from Prior Month Charge Offs (IV(H(ii)))                                                   2,938.34
                                                                                                          -------------
     (E) Total Principal Collections   (A+B+C+D)                                                         $20,976,799.90

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(C)+VI(E))                                              $24,755,144.77

VIII. YIELD SUPPLEMENT DEPOSIT                                                                              $469,678.25

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                    $25,224,823.02


                                              MONTHLY DISTRIBUTIONS

X. FEE DISTRIBUTIONS

                           AMERICAN HONDA FINANCE CORPORATION
            MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                              04/01/99  through  04/30/99

     (A) Servicing Fee
         (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                                               $551,846.60
         (ii)  Servicing Fee Paid                                                                            551,846.60
                                                                                                          -------------
         (iii) Servicing Fee Shortfall                                                                            $0.00
     (B) Reserve Account Investment Income (IV(B))                                                           $20,793.32
     (C) Yield Supplement Account Investment Income  (IV(C))                                                 $36,672.27
     (D) Trust Fees Expense (IV(D))                                                                               $0.00


XI. DISTRIBUTIONS TO NOTEHOLDERS
     (A) Interest
         (i) Class A-1 Notes
            (a)   Class A-1 Notes Interest Due                                                              $495,773.67
            (b)  Class A-1 Notes Interest Paid                                                               495,773.67
                                                                                                          -------------
            (c) Class A-1 Notes Interest Shortfall                                                                $0.00
         (ii) Class A-2 Notes
            (a)   Class A-2 Notes Interest Due                                                              $898,906.67
            (b)  Class A-2 Notes Interest Paid                                                               898,906.67
                                                                                                          -------------
            (c) Class A-2 Notes Interest Shortfall                                                                $0.00
         (iii) Class A-3 Notes
            (a)   Class A-3 Notes Interest Due                                                              $918,666.67
            (b)  Class A-3 Notes Interest Paid                                                               918,666.67
                                                                                                          -------------
            (c) Class A-3 Notes Interest Shortfall                                                                $0.00
         (iv) Class A-4 Notes
            (a)   Class A-4 Notes Interest Due                                                              $493,127.33
            (b)  Class A-4 Notes Interest Paid                                                               493,127.33
                                                                                                          -------------
            (c) Class A-4 Notes Interest Shortfall                                                                $0.00
         (v) Total Note Interest
            (a)   Total Note Interest Due                                                                 $2,806,474.34
            (b)  Total Note Interest Paid                                                                  2,806,474.34
                                                                                                          -------------
            (c) Total Note Interest Shortfall                                                                     $0.00
            (d) Reserve Fund Withdrawn for Note Interest                                                          $0.00
Amount available for distributions after Fees & Interest (VIII-(IX(A)(ii)-(D))-X(A)(v)(b))               $21,866,502.09
     (B) Principal
         (i) Noteholders' Principal Distribution Amounts                                                 $21,213,311.37
         (ii) Class A-1 Notes Principal
            (a)   Class A-1 Notes Principal Due                                                          $21,213,311.37
            (b)  Class A-1 Notes Principal Paid                                                           21,213,311.37
                                                                                                          -------------
            (c) Class A-1 Notes Principal Shortfall                                                               $0.00
            (d) Reserve Fund drawn                                                                                $0.00
         (iii) Class A-2 Notes Principal
            (a)   Class A-2 Notes Principal Due                                                                   $0.00
            (b)  Class A-2 Notes Principal Paid                                                                    0.00
                                                                                                          -------------
            (c) Class A-2 Notes Principal Shortfall                                                               $0.00
            (d) Reserve Fund drawn                                                                                $0.00
         (iv) Class A-3 Notes Principal
            (a)   Class A-3 Notes Principal Due                                                                   $0.00
            (b)  Class A-3 Notes Principal Paid                                                                    0.00
                                                                                                          -------------
            (c) Class A-3 Notes Principal Shortfall                                                               $0.00
            (d) Reserve Fund drawn                                                                                $0.00
         (v) Class A-4 Notes Principal
            (a)   Class A-4 Notes Principal Due                                                                   $0.00
            (b)  Class A-4 Notes Principal Paid                                                                    0.00
                                                                                                          -------------
            (c) Class A-4 Notes Principal Shortfall                                                               $0.00
            (d) Reserve Fund drawn                                                                                $0.00
         (vi) Total Notes Principal
            (a)   Total Notes Principal Due                                                              $21,213,311.37
            (b)  Total Notes Principal Paid                                                               21,213,311.37
                                                                                                          -------------
            (c) Total Notes Principal Shortfall                                                                   $0.00
            (d) Reserve Fund drawn                                                                                $0.00

XII. RESERVE FUND DEPOSIT
     Amount available for deposit into reserve fund                                                         $653,190.72
     Amount deposited into reservc fund                                                                            0.00
                                                                                                          -------------
     Excess fund available to Cerificateholders                                                              653,190.72
                                                                                                          -------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
     (A) Interest
         (i)   Certificates Interest Due                                                                    $162,621.06
         (ii)  Certificates Monthly Interest Paid                                                            162,621.06
                                                                                                          -------------
         (iii) Certificates Monthly Interest Shortfall                                                            $0.00
     (B) Principal
         (i)   Certificates Principal Due                                                                        ($0.00)
         (ii)  Certificates Principal Paid                                                                        (0.00)
                                                                                                          -------------
         (iii) Certificates Principal Shortfall                                                                   $0.00
     (C) Release to Seller                                                                                  $490,569.66

                           AMERICAN HONDA FINANCE CORPORATION
            MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                              04/01/99  through  04/30/99


                                     DISTRIBUTIONS SUMMARY

                                              DISTRIBUTIONS SUMMARY

     (A) Total Collections                                                                               $25,224,823.02
     (B) Service Fee                                                                                        $551,846.60
     (C) Class A1 Amount                                                                                 $21,709,085.04
     (D) Class A2 Amount                                                                                    $898,906.67
     (E) Class A3 Amount                                                                                    $918,666.67
     (F) Class A4 Amount                                                                                    $493,127.33
     (G) Amount of Deposited  into Reserve Account                                                                $0.00
     (H) Certificateholders                                                                                 $162,621.06
     (I) Release to seller                                                                                  $490,569.66
     (J) Total amount distributed                                                                        $25,224,823.02
     (K) Amount of Draw from Reserve Account                                                                       0.00


                                         PORTFOLIO AND SECURITY SUMMARY
                                                                                  Beginning                  End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                      of Period               of Period
                                                                                --------------          ---------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                     $625,740,162.85          $604,526,851.48
         (ii)   Note Pool Factor                                                     0.9077572                0.8722928
         (iii)  Class A-1 Notes Balance                                         112,132,162.85            90,918,851.48
         (iv)   Class A-1 Notes Pool Factor                                          0.6249563                0.5067263
         (v)    Class A-2 Notes Balance                                         195,000,000.00           195,000,000.00
         (vi)   Class A-2 Notes Pool Factor                                          1.0000000                1.0000000
         (vii)  Class A-3 Notes Balance                                         208,000,000.00           208,000,000.00
         (viii) Class A-3 Notes Pool Factor                                          1.0000000                1.0000000
         (ix)   Class A-4 Notes Balance                                         110,608,000.00           110,608,000.00
         (x)    Class A-4 Notes Pool Factor                                          1.0000000                1.0000000
         (xi)   Certificates Balance                                             36,475,751.69            36,475,751.69
         (xii)  Certificates Pool Factor                                             1.0000000                1.0000000
         (xiii) Total Principal Balance of Notes and Certificates               662,215,914.54           641,002,603.17
     (B) Portfolio Information
         (i)   Weighted Average Coupon (WAC)                                             7.01%                     7.01%
         (ii)  Weighted Average Remaining Maturity (WAM)                                 45.23 months             44.37 months
         (iii) Remaining Number of Receivables                                          56,844                   55,955
         (iv)  Portfolio Receivable Balance                                    $662,215,914.54          $641,002,603.17
     (C) Outstanding Advance Amount                                                $445,521.81              $462,779.40
     (D) Outstanding Payahead Balance                                            $1,330,752.58            $1,450,165.00

                                             SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE ACCOUNT
     (A) Beginning Reserve Account Balance                                                                $5,471,308.14
     (B) Draws                                                                                                     0.00
         (i)   Draw for Servicing Fee                                                                              0.00
         (ii)  Draw for Interest                                                                                   0.00
         (iii) Draw for Realized Losses                                                                            0.00
     (C) Excess Interest Deposited into the Reserve Account                                                  653,190.72
     (D) Reserve Account Balance Prior to Release                                                          6,124,498.86
     (E) Reserve Account Required Amount                                                                   5,471,308.14
     (F) Final Reserve Account Required Amount                                                             5,471,308.14
     (G) Excess Reserve Account Amount                                                                       653,190.72
     (H) Ending Reserve Account Balance                                                                    5,471,308.14


XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
     (A) Beginning Yield Supplement Account Balance                                                        9,649,655.66
     (B) Investment Earnings                                                                                  36,672.27
     (C) Investment Earnings Withdraw                                                                         36,672.27
     (D) Additional Yield Supplement Amounts                                                                       0.00
     (E) Yield Supplement Deposit Amount                                                                     469,678.25
                                                                                                          -------------
     (F) Ending Yield Supplement Account Balance                                                           9,179,977.41


XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
     (A) Liquidated Contracts
         (i)   Liquidation Proceeds                                                                         $173,933.81
         (ii) Recoveries on Previously Liquidated Contracts                                                    2,938.34
     (B) Aggregate Net Losses for Collection Period                                                          236,511.47
     (C) Net Loss Rate for Collection Period (annualized)                                                          0.44%
     (D) Cumulative Net Losses for all Periods                                                               356,856.82
     (E) Delinquent Receivables                                     # UNITS              DOLLAR AMOUNT
                                                                -------------       ------------------------
         (i)  30-59 Days Delinquent                             255     0.46%       $2,682,121.00      0.42%
         (ii)  60-89 Days Delinquent                             32     0.06%         $444,249.00      0.07%

                           AMERICAN HONDA FINANCE CORPORATION
            MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                              04/01/99  through  04/30/99

         (ii) 90 Days or More Delinquent                         13     0.02%         $160,179.00      0.02%

XVIII. REPOSSESSION ACTIVITY                                        # UNITS              DOLLAR AMOUNT
                                                                -------------       ------------------------
     (A) Vehicles Repossessed During Collection Period          29      0.05%         $421,250.50      0.07%
     (B) Total Accumulated Repossessed Vehicles in Inventory    56      0.10%         $751,664.32      0.12%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i) Second Preceding Collection Period                                                                    0.10%
         (ii) Preceding Collection Period                                                                          0.11%
         (iii) Current Collection Period                                                                           0.44%
         (iv) Three Month Average (Avg(i,ii,iii))                                                                  0.22%
     (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding Balance of Receivables.
         (i) Second Preceding Collection Period                                                                    0.11%
         (ii) Preceding Collection Period                                                                          0.15%
         (iii) Current Collection Period                                                                           0.18%
         (iv) Three Month Average (Avg(i,ii,iii))                                                                  0.15%


     (C) Loss and Delinquency Trigger Indicator                                                   Trigger was not hit.


I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


    /s/ Mr. John Weisickle
    ----------------------
    Mr. John Weisickle
    Vice President / Finance